SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of March 30, 2016 (this “Second Amendment”), is entered into among Advanced Emissions Solutions, Inc. (the “Borrower”), the other Loan Parties identified below and the undersigned Lenders (constituting all of the Lenders as of the date hereof) and acknowledged by Wilmington Trust, National Association, in its capacity as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in that certain Credit Agreement, dated as of October 22, 2015 (the “Original Credit Agreement”), as amended by that certain First Amendment to Credit Agreement dated February 8, 2016 (the “First Amendment”) and that certain First Waiver to Credit Agreement dated March 2, 2016 (the “First Waiver”; the Original Credit Agreement, the First Amendment and the First Waiver, as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.
W I T N E S S E T H:
WHEREAS, the Borrower has requested and, subject to the terms and conditions set forth below, the Lenders agree to amend certain provisions of the Credit Agreement as contemplated in this Second Amendment, and have instructed the Administrative Agent to acknowledge this Second Amendment; and
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby established and confirmed, the parties hereto hereby agree as follows:
1.Extension of Maturity Date. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Borrower and the Lenders agree that the Credit Agreement shall hereby be amended as follows:

a.	Definition of Amortization Date. The definition of “Amortization Date” is replaced in its entirety with the following:

“Amortization Date” means, with respect to any Loans, each of the dates set forth on Schedule 2.05a under the caption “Amortization Dates.”

b.	Definition of Extended Loans. The definition of “Extended Loans” is removed in its entirety.

c.	Definition of Extended Maturity Date. The definition of “Extended Maturity Date” is removed in its entirety.

d.	Definition of Loan. The definition of “Loan” is replaced in its entirety with the following:

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“Loan” means an extension of credit by a Lender to the Borrower under Article II.”

e.	Definition of Maturity Date. The definition of “Maturity Date” is replaced in its entirety with the following:

“Maturity Date” means July 8, 2016.

f.	Definition of Original Maturity Date. The definition of “Original Maturity Date” is removed in its entirety.

g.	Definition of Prepayment Premium. The definition of “Prepayment Premium” is replaced in its entirety with the following:

“Prepayment Premium” shall mean an amount equal to (i) 4% multiplied by (ii) the principal amount of the applicable Loans being prepaid or repaid (or that are required to be prepaid or repaid).

h.	Definition of Required Amortization Amount. The following words in the definition of “Required Amortization Amount” are removed:

“or, in the case of Extended Loans, Schedule 2.12,”.

i.	Section 2.12. Section 2.12 is removed in its entirety.

j.	Section 6.15. Clause (a) of Section 6.15 is replaced in its entirety with the following:

“(a) Retain at all times a minimum Cash Balance of $3,500,000 in deposit and/or securities accounts owned by the Loan Parties that are subject to Account Control Agreements.”

k.	Schedule 2.05. Schedule 2.05 is replaced in its entirety with Schedule 2.05a, which is attached to this Second Amendment.

l.	Schedule 2.12. Schedule 2.12 is removed in its entirety.

2.Other Amendments. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Borrower and the Lenders agree that the Credit Agreement shall hereby be amended as follows:

a.	Definition of Interest Rate. The definition of “Interest Rate” is replaced in its entirety with the following:

“Interest Rate” means (i) until March 31, 2016, 10.5% per annum and (ii) from and after March 31, 2016, 15% per annum.”

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b.	Section 8.01(m). Section 8.01(m) of the Credit Agreement is replaced in its entirety with the following:

“(m)    Filing Date. The Filing Date does not occur on or before April 20, 2016.”

c.	New Event of Default. The following clause (n) is added to the end of Section 8.01:

“(n)    New Refined Coal Facilities. The Loan Parties fail to enter into binding agreements between March 30, 2016 and June 30, 2016 to sell or lease at least two new refined coal facilities pursuant to an arms-length transaction with a third party that is not an Affiliate of the Loan Parties which two refined coal facilities, in the aggregate, have a projected refined coal tonnage of at least 10,000,000 additional tons per year on an annualized basis (as reasonably forecast by Borrower in good faith) and such agreements are on commercially reasonable terms, including price and net margin.”

d.
Amendment to First Waiver. The Prepayment Premium with respect to the Sale (as defined in the First Waiver payable pursuant to Section 1 of the First Waiver, be paid to the Administrative Agent, for the pro rata benefit of the Lenders, on the Maturity Date.

3.Effectiveness; Consent Fee. This Second Amendment shall become effective upon (a) receipt by the Administrative Agent of this Second Amendment executed by all the parties hereto and (b) payment by the Borrower to the Administrative Agent, for the pro rata benefit of the lenders of a consent fee in an aggregate principal amount of $575,000.

4.Full Force and Effect; Ratification. This Second Amendment shall be construed in connection with and as part of the Credit Agreement and, except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Credit Agreement are hereby ratified and shall remain in full force and effect, enforceable in accordance with their respective terms. This Amendment may not be modified or amended unless pursuant to and in accordance with the terms of the Credit Agreement. This Second Amendment constitutes a Loan Document.

5.References to the Credit Agreement. All references to the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith (as they relate to the Credit Agreement) shall mean and be a reference to the Credit Agreement as modified this Second Amendment and as may in the future be amended, restated, supplemented or modified from time to time.

6.Governing Law. THIS SECOND AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE

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GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.Headings. Each of the captions contained in this Second Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

8.Counterparts. This Second Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Second Amendment by hand, by facsimile or by electronic “pdf’ format shall be as effective as the delivery of a fully executed counterpart of this Second Amendment.

9.Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provisions in any other jurisdiction.

10.Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor or guarantor or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby, in each case, including, without limitation, all additional obligations, indebtedness and liabilities resulting from this Second Amendment and as if each reference in such Loan Documents to the obligations, indebtedness and liabilities secured thereby are construed hereafter to mean and refer to such obligations, indebtedness and liabilities under the Loan Agreement, as amended or modified by the First Waiver and this Second Amendment, and the other Loan Documents. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect (as amended hereby) and is hereby ratified and reaffirmed. The execution of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Agents or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations or other obligations under the Loan Agreement or the Loan Documents.

[Remainder of Page Intentionally Left Blank – Signature Pages Follow]

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IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first written above.

ADVANCED EMISSIONS SOLUTIONS, INC.
as Borrower

_/s/ L. Heath Sampson_________________
Name: L. Heath Sampson
Title: President & CEO

ADA-ES, INC.
as a Loan Party

_/s/ L. Heath Sampson__________________
Name: L. Heath Sampson
Title: President

BCSI, LLC
as a Loan Party

_/s/ L. Heath Sampson__________________
Name: L. Heath Sampson
Title: President

ADVANCED CLEAN ENERGY SOLUTIONS, LLC
as a Loan Party

_/s/ L. Heath Sampson__________________
Name: L. Heath Sampson
Title: Treasurer

Signature Page to Second Amendment to Credit Agreement

ADEQUITY, LLC
as a Loan Party

_/s/ L. Heath Sampson__________________
Name: L. Heath Sampson
Title: President

ADA-ES INTELLECTUAL PROPERTY, LLC
as a Loan Party

_/s/ L. Heath Sampson__________________
Name: L. Heath Sampson
Title: Manager

ADA ENVIRONMENTAL SOLUTIONS LLC
as a Loan Party

_/s/ L. Heath Sampson__________________
Name: L. Heath Sampson
Title: Manager

ADA-RCM6, LLC
as a Loan Party

_/s/ L. Heath Sampson__________________
Name: L. Heath Sampson
Title: Manager

Signature Page to Second Amendment to Credit Agreement

FRANKLIN MUTUAL QUEST FUND,
as a Lender

_/s/ Kelly M. Michael___________________
Name: Franklin Mutual Advisers, LLC
Title: Kelly M. Michael
Vice President

Signature Page to Second Amendment to Credit Agreement

MFP PARTNERS, L.P.,
as a Lender

/s/ Timothy E. Ladin__________________
Name: Timothy E. Ladin
Title: General Counsel

Signature Page to Second Amendment to Credit Agreement

Acknowledged:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

/s/ Joseph B. Feil__________________
Name: Joseph B. Feil
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

SCHEDULE 2.05a

Amortization Dates and Required Amortization Amounts

Amortization Date	Required Amortization Amount
October 30, 2015	$500,000
November 30, 2015	$500,000
December 31, 2015	$750,000
January 29, 2016	$750,000
February 29, 2016	$1,000,000
April 29, 2016	$500,000
May 31, 2016	$750,000
June 30, 2016	$750,000

Schedule 2.05a to Second Amendment to Credit Agreement